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                                                                   Exhibit 10.45


                                              AGREEMENT AND PLAN OF MERGER dated
                                    as of November 7, 2001 (the "AGREEMENT"), between DJ ORTHOPEDICS, INC., a Delaware corporation (the "PARENT") and DONJOY, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of the Parent (the "COMPANY").

                  WHEREAS, the Parent has filed a registration statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, relating to the initial public offering of shares of its common stock, $.01 par value per share (such offering, the "PARENT IPO");

                  WHEREAS, the Parent, the Company and DJ Acquisition Corporation, a Delaware corporation (the "MergerSub") have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "FIRST MERGER Agreement"), pursuant to which the MergerSub has merged with and into the Company (the "FIRST MERGER");

                  WHEREAS, the board of directors or board of managers, as applicable, of each of the Parent and the Company, by resolutions duly adopted pursuant to Sections 251 and 264 of the Delaware General Corporation Law (the "DELAWARE STATUTE") and Section 18-209 of the Delaware Limited Liability Company Act (the "LLC ACT") have approved this Agreement and the proposed merger of the Company with and into the Parent in accordance with this Agreement; and

                  WHEREAS, each of the sole stockholder of the Parent and the sole holder of membership interests of the Company has, in accordance with Sections 228 and 251 of the Delaware Statute and Section 18-209 of the LLC Act, as applicable, approved this Agreement and the proposed merger of the Company with and into the Parent.

         ACCORDINGLY, in consideration of the mutual benefits to be derived from this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                     GENERAL

1.1      THE MERGER.

         At the Effective Time (as defined in SECTION 1.2) and in accordance with the provisions of this Agreement, the Company shall be merged (the "MERGER") with and into the Parent, which shall be the surviving entity of the Merger (the "SURVIVING ENTITY", and the Parent and the Company collectively, the "CONSTITUENT ENTITIES"). The name of the Parent shall be adopted by the Surviving Entity and shall remain unchanged by the Merger.


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1.2      THE EFFECTIVE TIME OF THE MERGER.

         The Merger shall become effective upon the filing by the Surviving Entity of the certificate of merger attached hereto as ANNEX A (the "CERTIFICATE OF MERGER") with the Secretary of State of the State of Delaware pursuant to Sections 103 and 264(c) of the Delaware Statute and Section 18-209(c) of the LLC Act; PROVIDED, HOWEVER, that in no event shall the Certificate of Merger be filed until immediately after the First Merger has been consummated and the Secretary of State of the State of Delaware has accepted for filing the certificate of merger filed pursuant to and in accordance with the First Merger Agreement and immediately prior to the consummation of the Parent IPO. The Certificate of Merger shall be executed and delivered in the manner provided under the Delaware Statute and the LLC Act. The date and time when the Merger shall become effective as aforesaid is herein called the "EFFECTIVE TIME."

1.3      EFFECT OF MERGER.

         (a) Except as specifically set forth herein, at the Effective Time, the identity, existence, corporate organization, purposes, powers, objects, franchises, privileges, rights and immunities of the Parent shall continue in effect and be unimpaired by the Merger, and the identity, existence, limited liability company organization, purposes, powers, objects, franchises, privileges, rights and immunities of the Company shall be merged with and into the Surviving Entity, which shall, as the Surviving Entity, be fully vested therewith. At the Effective Time, the separate existence and limited liability company organization of the Company, except insofar as it may be continued by statute, shall cease, and the Company shall be merged with and into the Surviving Entity.

         (b) At the Effective Time, all rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of the Constituent Entities, and all property, real, personal and mixed, tangible and intangible of whatsoever kind or description, and all debts due on whatever account and all other choses in action, and all and every other interest, of or belonging to or due to any of the Constituent Entities, shall be taken and deemed to be transferred to and vested in the Surviving Entity without further act or deed; and the title to any real estate, or any interest therein, vested in any of the Constituent Entities shall not revert or be in any way impaired by reason of the Merger; but the Surviving Entity shall thenceforth be responsible and liable for all the liabilities, obligations and penalties of each of the Constituent Entities, and any claim existing, or action or proceeding, civil or criminal, pending by or against any of the Constituent Entities, may be prosecuted as if the Merger had not taken place, or the Surviving Entity may be substituted in its place, and any judgment rendered against any of the Constituent Entities may be enforced against the Surviving Entity. Neither the rights of creditors nor any liens upon the property of any of the Constituent Entities shall be impaired by the Merger.


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1.4      CERTIFICATE OF INCORPORATION AND BY-LAWS OF SURVIVING ENTITY; DIRECTORS
         AND OFFICERS.

         At the Effective Time, (a) the certificate of incorporation of the Parent shall become the certificate of incorporation of the Surviving Entity until altered, amended or repealed as provided in said certificate of incorporation, (b) the by-laws of the Parent shall become the by-laws of the Surviving Entity until altered, amended or repealed as provided in said by-laws of the Surviving Entity, (c) the members of the board of directors of the Parent at the Effective Time shall become the members of the board of directors of the Surviving Entity and (d) the officers of the Parent at the Effective Time shall become the officers of the Surviving Entity.

1.5      TAKING OF NECESSARY ACTION; FURTHER ASSURANCES.

         Prior to the Effective Time, the parties hereto shall take, or cause to be taken (as the case may be), all such action as may be necessary or appropriate in order to effectuate the Merger as expeditiously as reasonably practicable.

                                   ARTICLE II

                       EFFECT OF MERGER ON EQUITY CAPITAL
                           OF THE CONSTITUENT ENTITIES

                  At the Effective Time, the membership interests of the Company issued and outstanding immediately prior to the Effective Time shall automatically, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and no consideration shall be delivered therefor.

                                   ARTICLE III

                             APPROVAL OF AGREEMENT;
                                 FILING THEREOF

3.1      APPROVAL.

         The board of directors and board of managers, as applicable, of each of the Parent and the Company have, in accordance with the provisions of the Delaware Statute and the LLC Act, as applicable, approved and adopted the Merger and this Agreement. The sole stockholder of the Parent and the sole holder of membership interests of the Company has, in accordance with the provisions of the Delaware Statute and the LLC Act, as applicable, approved and adopted the Merger and this Agreement.

3.2      FILING.

         The Surviving Entity shall cause the Certificate of Merger to be delivered to and filed with the Secretary of State of the State of Delaware in accordance with Sections 103 and 264(c) of the Delaware Statute and Section 18-209(c) of the LLC Act, subject, however, to the proviso contained in SECTION
1.2 above.


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                                   ARTICLE IV

                                   TERMINATION

                  If the Parent IPO is terminated for any reason, or if the Parent IPO does not occur by March 31, 2002, this Agreement shall terminate and be of no further force or effect.

                                    ARTICLE V

                                  MISCELLANEOUS

5.1      SERVICE OF PROCESS; REGISTERED AGENT.

         The Surviving Entity does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Company, as well as for enforcement of any obligation of the Surviving Entity arising from the merger herein provided for; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following address outside the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of
Delaware:

                              DJ ORTHOPEDICS, INC.
                                2985 Scott Street
                             Vista, California 92083
                          Attn: Chief Executive Officer

5.2      NECESSARY ACTS.

         Each of the Parent and the Surviving Entity agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the Merger herein provided for.

5.3      GOVERNING LAW.

         All questions concerning the construction, interpretation and validity of this Agreement shall be governed by, and construed and enforced in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.


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5.4      BENEFITS OF AGREEMENT.

         All the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by any party hereto without the consent of the other parties hereto.

5.5      ENTIRE AGREEMENT.

         This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

5.6      SEVERABILITY.

         It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.7      MODIFICATION.

         This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto.

5.8      DESCRIPTIVE HEADINGS.

         Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

5.9      COUNTERPARTS; FACSIMILE SIGNATURES.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

                                    * * * * *


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement and Plan of Merger to be duly executed and delivered on the date first written above.



                                          DJ ORTHOPEDICS, INC.



                                          By: /s/ Cyril Talbot III
                                             -----------------------------------
                                             Name:  Cyril Talbot III
                                             Title: Senior Vice President -
                                                    Finance, Chief Financial
                                                    Officer & Secretary


                                          DONJOY, L.L.C.



                                          By: /s/ Leslie H. Cross
                                             -----------------------------------
                                             Name:  Leslie H. Cross
                                             Title: President and Chief
                                                    Executive Officer


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                                                                         ANNEX A

                              CERTIFICATE OF MERGER

                                       OF

                                 DONJOY, L.L.C.
                     (A DELAWARE LIMITED LIABILITY COMPANY)

                                  WITH AND INTO

                              DJ ORTHOPEDICS, INC.
                            (A DELAWARE CORPORATION)

         Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned limited liability company executed the following Certificate of
Merger:

         FIRST: The name of the surviving corporation is DJ Orthopedics, Inc., a Delaware corporation, and the name of the limited liability company being merged into this surviving corporation is DonJoy, L.L.C., a Delaware limited liability company.

         SECOND: The Agreement and Plan of Merger has been approved, adopted, certified, executed, and acknowledged by the surviving corporation and the merging limited liability company.

         THIRD:  The name of the surviving corporation is DJ Orthopedics, Inc.

         FOURTH: The amended and restated certificate of incorporation of the surviving corporation shall be it's certificate of incorporation.

         FIFTH: The merger is to become effective at 9:36 a.m. on November 20, 2001.

         SIXTH: The Agreement and Plan of Merger is on file at 2985 Scott Street, Vista, California 92083, a place of business of the surviving corporation.

         SEVENTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.


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         IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the [__] day of [_______________], 2001.



                                          DJ Orthopedics, Inc.


                                          By:
                                             -----------------------------------
                                             Cyril Talbot III
                                             Senior Vice President - Finance,
                                             Chief Financial Officer & Secretary